[LOGO]                                                             (h)(2)(i)

August 20, 2007

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25/th/ Floor
New York, NY 10286

Dear Ms. Milner:

   Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Focus 5 Portfolio, a newly established series of ING Investors Trust, effective August 20, 2007, and ING International High Dividend Equity Income Fund, a newly established registrant (the "Funds"), effective August 28, 2007, to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated May 11, 2007.

   The Amended Exhibit A has also been updated 1) to reflect the name change of ING Principal Protection Fund III to ING Index Plus LargeCap Equity Fund III and 2) by the removal of ING MidCap Value Fund and ING SmallCap Value Fund as these funds recently merged into other funds.

   Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                                  Sincerely,

                                                  /s/ Todd Modic
                                                  ------------------------------
                                                  Todd Modic
                                                  Senior Vice President
                                                  ING International High
                                                  Dividend Equity
                                                  Income Fund
                                                  ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Bruce L. Baumann
       --------------------------
Name:  Bruce L. Baumann
Title: Vice President, Duly
       Authorized

7337 E. Doubletree Ranch Rd.                           ING International High
Scottsdale, AZ 85258-2034    Tel: 480-477-3000                Dividend Equity
                             Fax: 480-477-2700                    Income Fund
                             www.ingfunds.com             ING Investors Trust

                               AMENDED EXHIBIT A

Fund                                                          Effective Date
----                                                         -----------------
ING Asia Pacific High Dividend Equity Income Fund             March 27, 2007
ING Corporate Leaders Trust Fund
   ING Corporate Leaders Trust - Series A                      May 17, 2004
   ING Corporate Leaders Trust - Series B                      May 17, 2004
ING Equity Trust
   ING Financial Services Fund                                 June 9, 2003
   ING Fundamental Research Fund                             December 28, 2005
   ING Index Plus LargeCap Equity Fund                         June 2, 2003
   ING Index Plus LargeCap Equity Fund II                      June 2, 2003
   ING Index Plus LargeCap Equity Fund III                     June 2, 2003
   ING LargeCap Growth Fund                                    June 9, 2003
   ING LargeCap Value Fund                                   February 1, 2004
   ING MidCap Opportunities Fund                               June 9, 2003
   ING Opportunistic LargeCap Fund                           December 28, 2005
   ING Principal Protection Fund IV                            June 2, 2003
   ING Principal Protection Fund V                             June 2, 2003
   ING Principal Protection Fund VI                            June 2, 2003
   ING Principal Protection Fund VII                            May 1, 2003
   ING Principal Protection Fund VIII                         October 1, 2003
   ING Principal Protection Fund IX                          February 2, 2004
   ING Principal Protection Fund X                              May 3, 2004
   ING Principal Protection Fund XI                           August 16, 2004
   ING Principal Protection Fund XII                         November 15, 2004
   ING Real Estate Fund                                        June 9, 2003
   ING SmallCap Opportunities Fund                             June 9, 2003
   ING SmallCap Value Choice Fund                            February 1, 2005
   ING Value Choice Fund                                     February 1, 2005
ING Funds Trust
   ING Classic Money Market Fund                               April 7, 2003
   ING GNMA Income Fund                                        April 7, 2003
   ING High Yield Bond Fund                                    April 7, 2003
   ING Institutional Prime Money Market Fund                   July 29, 2005
   ING Intermediate Bond Fund                                  April 7, 2003
   ING National Tax-Exempt Bond Fund                           April 7, 2003
ING GET Fund
   ING GET Fund - Series Q                                     July 14, 2003
   ING GET Fund - Series R                                     July 14, 2003
   ING GET Fund - Series S                                     July 14, 2003

   ING GET Fund - Series T                                     July 14, 2003
   ING GET Fund - Series U                                     July 14, 2003
   ING GET Fund - Series V                                    March 13, 2003
ING Global Equity Dividend and Premium Opportunity Fund       March 28, 2005
ING Global Advantage and Premium Opportunity Fund            October 27, 2005
ING International High Dividend Equity Income Fund            August 28, 2007
ING Investment Funds, Inc.
   ING MagnaCap Fund                                           June 9, 2003
ING Investors Trust
   ING AllianceBernstein Mid Cap Growth Portfolio             January 6, 2003
   ING American Funds Growth Portfolio                       September 2, 2003
   ING American Funds Growth-Income Portfolio                September 2, 2003
   ING American Funds International Portfolio                September 2, 2003
   ING BlackRock Large Cap Growth Portfolio                   January 6, 2003
   ING BlackRock Large Cap Value Portfolio                    January 6, 2003
   ING BlackRock Inflation Protected Bond Portfolio           April 30, 2007
   ING Capital Guardian U.S. Equities Portfolio              January 13, 2003
   ING Disciplined Small Cap Value Portfolio                  April 28, 2006
   ING EquitiesPlus Portfolio                                 April 28, 2006
   ING Evergreen Health Sciences Portfolio                      May 3, 2004
   ING Evergreen Omega Portfolio                                May 3, 2004
   ING FMR/SM /Diversified Mid Cap Portfolio                  January 6, 2003
   ING FMR/SM/ Large Cap Growth Portfolio                     April 29, 2005
   ING FMR/SM/ Mid Cap Growth Portfolio                      January 13, 2003
   ING Focus 5 Portfolio                                      August 20, 2007
   ING Franklin Income Portfolio                              April 28, 2006
   ING Franklin Mutual Shares Portfolio                       April 30, 2007
   ING Franklin Templeton Founding Strategy                   April 30, 2007
   ING Global Real Estate Portfolio                           January 3, 2006
   ING Global Resources Portfolio                            January 13, 2003
   ING Global Technology Portfolio                            January 6, 2003
   ING International Growth Opportunities Portfolio          January 13, 2003
   ING Janus Contrarian Portfolio                            January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio            January 13, 2003
   ING JPMorgan Small Cap Core Equity Portfolio              January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                 April 29, 2005
   ING Julius Baer Foreign Portfolio                         January 13, 2003
   ING Legg Mason Value Portfolio                            January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                    May 1, 2004
   ING LifeStyle Growth Portfolio                               May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                      May 1, 2004

   ING LifeStyle Moderate Portfolio                             May 1, 2004
   ING Limited Maturity Bond Portfolio                        January 6, 2003
   ING Liquid Assets Portfolio                                January 6, 2003
   ING Lord Abbett Affiliated Portfolio                       January 6, 2003
   ING MarketPro Portfolio                                    August 1, 2005
   ING MarketStyle Growth Portfolio                           August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                  August 1, 2005
   ING MarketStyle Moderate Portfolio                         August 1, 2005
   ING Marsico Growth Portfolio                              January 13, 2003
   ING Marsico International Opportunities Portfolio          April 29, 2005
   ING MFS Total Return Portfolio                            January 13, 2003
   ING MFS Utilities Portfolio                                April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                  January 13, 2003
   ING PIMCO Core Bond Portfolio                             January 13, 2003
   ING PIMCO High Yield Portfolio                            November 5, 2003
   ING Pioneer Equity Income Portfolio                              TBD
   ING Pioneer Fund Portfolio                                 April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                        April 29, 2005
   ING Stock Index Portfolio                                 November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio          January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                 January 13, 2003
   ING Templeton Global Growth Portfolio                     January 13, 2003
   ING UBS U.S. Allocation Portfolio                          January 6, 2003
   ING Van Kampen Capital Growth Portfolio                   January 13, 2003
   ING Van Kampen Global Franchise Portfolio                 January 13, 2003
   ING Van Kampen Growth and Income Portfolio                January 13, 2003
   ING Van Kampen Real Estate Portfolio                      January 13, 2003
   ING VP Index Plus International Equity Portfolio            July 29, 2005
   ING Wells Fargo Disciplined Value Portfolio                January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio           November 30, 2005
ING Mayflower Trust
   ING International Value Fund                              November 3, 2003
ING Mutual Funds
   ING Disciplined International SmallCap Fund               December 20, 2006
   ING Diversified International Fund                        December 7, 2005
   ING Emerging Countries Fund                               November 3, 2003
   ING Emerging Markets Fixed Income Fund                    December 7, 2005
   ING Foreign Fund                                            July 1, 2003
   ING Global Bond Fund                                        June 19, 2006
   ING Global Equity Dividend Fund                           September 2, 2003
   ING Global Natural Resources Fund                         November 3, 2003
   ING Global Real Estate Fund                               November 3, 2003
   ING Global Value Choice Fund                              November 3, 2003
   ING Greater China Fund                                    December 7, 2005

   ING Index Plus International Equity Fund                  December 7, 2005
   ING International Capital Appreciation Fund               December 7, 2005
   ING International Equity Dividend Fund                           TBD
   ING International Fund                                    November 3, 2003
   ING International Real Estate Fund                        February 28, 2006
   ING International SmallCap Fund                           November 3, 2003
   ING International Value Choice Fund                       February 1, 2005
   ING International Value Opportunities Fund                February 28, 2007
   ING Russia Fund                                           November 3, 2003
ING Partners, Inc.
   ING American Century Large Company Value Portfolio        January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio        January 10, 2005
   ING Baron Asset Portfolio                                 December 7, 2005
   ING Baron Small Cap Growth Portfolio                      January 10, 2005
   ING Columbia Small Cap Value II Portfolio                  April 28, 2006
   ING Davis Venture Value Portfolio                         January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio               November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio               November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                      November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                     November 15, 2004
   ING Fundamental Research Portfolio                        January 10, 2005
   ING JPMorgan International Portfolio                      January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                      January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio       January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio        January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio      December 7, 2005
   ING Neuberger Berman Partners Portfolio                   December 7, 2005
   ING Neuberger Berman Regency Portfolio                    December 7, 2005
   ING OpCap Balanced Value Portfolio                        January 10, 2005
   ING Oppenheimer Global Portfolio                          January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                January 10, 2005
   ING PIMCO Total Return Portfolio                          January 10, 2005
   ING Pioneer High Yield Portfolio                          December 7, 2005
   ING Solution 2015 Portfolio                                April 29, 2005
   ING Solution 2025 Portfolio                                April 29, 2005
   ING Solution 2035 Portfolio                                April 29, 2005
   ING Solution 2045 Portfolio                                April 29, 2005
   ING Solution Growth and Income Portfolio                         TBD
   ING Solution Growth Portfolio                                    TBD
   ING Solution Income Portfolio                              April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio    January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                 January 10, 2005
   ING Templeton Foreign Equity Portfolio                    November 30, 2005
   ING Thornburg Value Portfolio                             January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                   January 10, 2005

   ING UBS U.S. Small Cap Growth Portfolio                     April 28, 2006
   ING Van Kampen Comstock Portfolio                          January 10, 2005
   ING Van Kampen Equity and Income Portfolio                 January 10, 2005
ING Risk Managed Natural Resources Fund                        October 24, 2006
ING Series Fund, Inc.
   Brokerage Cash Reserves                                      June 2, 2003
   ING 130/30 Fundamental Research Fund                        April 28, 2006
   ING Balanced Fund                                            June 2, 2003
   ING Global Science and Technology Fund                       June 2, 2003
   ING Growth and Income Fund                                   June 9, 2003
   ING Growth Fund                                              June 9, 2003
   ING Index Plus LargeCap Fund                                 June 9, 2003
   ING Index Plus MidCap Fund                                   June 9, 2003
   ING Index Plus SmallCap Fund                                 June 9, 2003
   ING International Growth Fund                              November 3, 2003
   ING Money Market Fund                                        June 2, 2003
   ING Small Company Fund                                       June 9, 2003
   ING Strategic Allocation Conservative Fund                   June 2, 2003
   ING Strategic Allocation Growth Fund                         June 2, 2003
   ING Strategic Allocation Moderate Fund                       June 2, 2003
ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                                TBD
   ING SPorts Core Plus Fixed Income Fund                           TBD
ING Strategic Allocation Portfolios, Inc.
   ING VP Strategic Allocation Conservative Portfolio           July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio               July 7, 2003
ING Variable Funds
   ING VP Growth and Income Portfolio                           July 7, 2003
ING Variable Insurance Trust
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                    December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                      March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                      June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                    September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                    December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                      March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                       June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                   September 7, 2005

   ING GET U.S. Core Portfolio - Series 11                   December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                     March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                     June 22, 2006
   ING GET U.S. Core Portfolio - Series 14                   December 21, 2006
   ING VP Global Equity Dividend Portfolio                   November 3, 2003
ING Variable Portfolios, Inc.
   ING VP Global Science and Technology Portfolio              July 7, 2003
   ING VP Growth Portfolio                                     July 7, 2003
   ING VP Index Plus LargeCap Portfolio                        July 7, 2003
   ING VP Index Plus MidCap Portfolio                          July 7, 2003
   ING VP Index Plus SmallCap Portfolio                        July 7, 2003
   ING VP International Equity Portfolio                     November 3, 2003
   ING VP Small Company Portfolio                              July 7, 2003
   ING VP Value Opportunity Portfolio                          July 7, 2003
ING Variable Products Trust
   ING VP Financial Services Portfolio                          May 1, 2004
   ING VP High Yield Bond Portfolio                           October 6, 2003
   ING VP International Value Portfolio                      November 3, 2003
   ING VP MidCap Opportunities Portfolio                      October 6, 2003
   ING VP Real Estate Portfolio                                 May 1, 2004
   ING VP SmallCap Opportunities Portfolio                    October 6, 2003
ING VP Balanced Portfolio, Inc.                                July 7, 2003
ING VP Intermediate Bond Portfolio                             July 7, 2003
ING VP Money Market Portfolio                                  July 7, 2003